UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2015
______________
Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)
______________

Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices)

(408) 414-9200
(Registrant’s telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of Executive Officer

On January 27, 2015, John Tomlin, Vice President, Operations of Power Integrations, Inc. (the “Company”), advised the Company that he would be retiring at some time later in the year, the exact date of which he had not yet determined.

Compensation Matters

On January 27, 2015, the Compensation Committee of the Board of Directors of Power Integrations, Inc. (the “Company”) took the following compensation actions with respect to the Company’s chief executive officer, chief financial officer, and other “named executive officers” as defined in Rule 402 of SEC Regulation S-K (collectively, the “Officers”).

2014 Performance Based Incentive Plan
The minimum net revenue and non-GAAP operating income performance levels under the 2014 Performance Based Incentive Plan (the “2014 Bonus Plan”) were not achieved, and so no bonuses will be paid out under the 2014 Bonus Plan. The 2014 Bonus Plan did not include any strategic goals.
2015 Performance Based Incentive Plan
Approved the 2015 Performance Based Incentive Plan (the “2015 Bonus Plan”) as follows:
Each Officer, as described below, was granted performance stock units which will vest (referred to as a “pay out” below) based on Company performance as against the 2015 Bonus Plan’s established net revenue targets, non-GAAP operating income targets and strategic goals, each as established by the Compensation Committee. The 2015 target net revenue and non-GAAP operating income levels are intended to have difficulty in attainment levels consistent with the Company’s 2014 Bonus Plan.
The portion of the performance stock units granted under the 2015 Bonus Plan that will vest will be calculated independently for each of its net revenue, non-GAAP operating income and strategic goals components. “Net revenue” is as set forth in the Company’s annual report for 2015 to be filed with the Securities and Exchange Commission (“SEC”). “Non-GAAP operating income” means operating income for 2015 determined in accordance with GAAP but excluding the following items: (i) stock-based compensation expenses recorded under Accounting Standard Codification 718-10; (ii) amortization of acquisition-related intangible assets, and the fair-value write-up of acquired inventory, (iii) any other mergers and acquisitions related expenses, and (iv) any other adjustment made to arrive at the Company’s Non-GAAP financial information as presented in the Company’s SEC filings. Further, in the event of any mergers, acquisitions or divestitures, or any patent or other litigation settlements or judgments, during the performance period, the net revenue and non-GAAP operating income targets shall be adjusted based on a revised plan approved by the Board of Directors. The strategic goals component is made up of nine different strategic goals for the Company.
Weighting of the target components is as follows:

Net revenue	40%
Non-GAAP operating income	40%
Strategic goals	20%
Total	100%
 Net Revenue Component of Officer's Performance Based Incentive Plan:
No pay out will be made under the net revenue component of the 2015 Performance Based Incentive Plan if the Company's 2015 actual net revenue does not exceed at least the established minimum amount of net revenue as set forth in the 2015 Performance Based Incentive Plan. To the extent 2015 actual net revenue increases above the minimum amount of net revenue, the pay out increases linearly from zero at the minimum amount of net revenue as set forth in the 2015 Performance Based Incentive Plan up to 100% of the net revenue component of the target when actual net revenue equals target net revenue in the 2015 Performance Based Incentive Plan, and continues increasing linearly thereafter as actual net revenue increases, up to a maximum of 200% of the net revenue component of the target when actual net revenue equals or exceeds the established target to achieve the maximum amount pay out under the net revenue component of the 2015 Performance Based Incentive Plan.
Non-GAAP Operating Income Component of Officer's Performance Based Incentive Plan:
No pay out will be made under the non-GAAP operating income component of the 2015 Performance Based Incentive Plan if the Company's 2015 actual non-GAAP operating income does not exceed at least the established minimum amount of non-GAAP operating income as set forth in the 2015 Performance Based Incentive Plan. To the extent 2015 actual non-GAAP operating income increases above the minimum amount of non-GAAP operating income, the pay out increases linearly from zero at the minimum amount of non-GAAP operating income as set forth in the 2015 Performance Based Incentive Plan up to 100% of the non-GAAP operating income component of the target when actual non-GAAP operating income equals target non-GAAP operating income in the 2015 Performance Based Incentive Plan, and continues increasing linearly thereafter as actual non-GAAP operating income increases, up to a maximum of 200% of the non-GAAP operating income component of the target when actual non-GAAP operating income equals or exceeds the established target to achieve the maximum amount pay out under the non-GAAP operating income component of the 2015 Performance Based Incentive Plan.
Strategic Goals Component of Officer's Performance Based Incentive Plan:
Each of the nine goals in the strategic goals component of the 2015 Performance Based Incentive Plan is assigned a percentage, which percentages range from 1% to 6%, and which collectively add up to 20%. If the Company's 2015 actual achievement of a goal does not exceed at least the established minimum requirement for a particular goal, then no amount is earned for that goal. To the extent 2015 actual performance for a goal is better than the established minimum for the goal, then, except for goals that are date-based, the payout increases linearly from zero at the minimum amount of performance as set forth in the 2015 Performance Based Incentive Plan up to 100% of the amount for that goal when actual performance equals target performance for that goal in the 2015 Performance Based Incentive Plan, and continues increasing linearly thereafter as actual performance increases, up to a maximum of 200% for the specific goal when actual performance equals or exceeds the established target to achieve the maximum pay out under the specific goal as set forth in the 2015 Performance Based Incentive Plan.
2015 Target Performance Stock Units
Approved the 2015 target performance stock units for the Officers as follows:

Executive Officer	Title	2015 Target PSUs
Balu Balakrishnan	President and Chief Executive Officer	9,500
Sandeep Nayyar	Chief Financial Officer	2,600
Radu Barsan	Vice President, Technology	2,500
John Tomlin	Vice President, Operations	0*
Clifford Walker	Vice President, Corporate Development	2,500
________________________________________
* No grant was made as Mr. Tomlin will be retiring in 2015 prior to any payout.

The actual number of shares subject to the performance stock units is twice the target level as reflected in the table above to enable the pay out of up to 200% of the target amount if the actual net revenue, non-GAAP operating income and strategic goals equal or exceed the established target to achieve the maximum amount of the 2015 Performance Based Incentive Plan.

2015 Restricted Stock Unit Grants

Approved restricted stock unit grants under the Company's 2007 Equity Incentive Plan to the following Officers:

Executive Officer	Title	2015 Grants RSUs
Balu Balakrishnan	President and Chief Executive Officer	42,600
Sandeep Nayyar	Chief Financial Officer	10,500
Radu Barsan	Vice President, Technology	8,100
John Tomlin	Vice President, Operations	0*
Clifford Walker	Vice President, Corporate Development	8,100
_____________________________________
* No grant was made as Mr. Tomlin will be retiring in 2015 prior to any vesting.

The restricted stock unit grants will be effective on the Grant Date. Twenty-five percent (25%) of the restricted stock units vest on the one year anniversary of the vesting commencement date (as specified in the Officers' restricted stock unit award agreements), and an additional twenty-five percent (25%) of the restricted stock units vest annually over the next three (3) years thereafter, subject to the respective Officer's continuous service.

2015 Long Term Performance Based Incentive Plan (“2015 PRSU Plan”)
Approved the 2015 Long Term Performance Based Incentive Plan as follows:
Each Officer, as described below, was granted long term performance stock units, referred to as “PRSUs”, which will vest (referred to as a “pay out” below) based on Company performance as against the 2015 PRSU Plan's established 2017 net revenue target relative to 2014 net revenue, as established by the Compensation Committee. The 2017 net revenue target level is intended to have a difficulty in attainment level consistent with the Company’s 2014 Bonus Plan target net revenue level with the additional element of achieving a multi-year target for net revenue growth. The portion of the performance stock units that will vest will be calculated based on the Company’s 2017 net revenue as compared to 2014 net revenue and awarded in early 2018 upon approval by the Compensation Committee. “Net revenue” is as set forth in the Company’s annual report for 2017 to be filed with the SEC. Further, in the event of any mergers, acquisitions or divestitures, or any patent or other litigation settlements or judgments, during the performance period, the net revenue target shall be adjusted based on a revised plan approved by the Board of Directors.
No pay out will be made in early 2018 under the 2015 PRSU Plan if the Company's 2017 actual net revenue does not exceed at least the established minimum amount of net revenue as set forth in the 2015 PRSU Plan. To the extent 2017 actual net revenue increases above the minimum amount of net revenue, the pay out increases linearly from zero at the minimum amount of net revenue as set forth in the 2015 PRSU Plan up to 100% of the net revenue component of the target when actual net revenue equals target net revenue in the 2015 PRSU Plan, and continues increasing linearly thereafter as actual net revenue increases, up to a maximum of 200% of the net revenue component of the target when actual net revenue equals or exceeds the established target to achieve the maximum amount payout of the 2015 PRSU Plan. Except to the extent provided in the executive officer benefits agreements between the Company and each Officer, each Officer must be employed through the end of the performance period to receive PRSUs under the 2015 PRSU Plan.
2015 Target PRSUs
Approved the target 2015 PRSUs for the Officers as follows:

Executive Officer	Title	2015 Target (PRSUs)
Balu Balakrishnan	President and Chief Executive Officer	14,200
Sandeep Nayyar	Chief Financial Officer	3,500
Radu Barsan	Vice President, Technology	2,700
John Tomlin	Vice President, Operations	0*
Clifford Walker	Vice President, Corporate Development	2,700
_____________________________________
* No grant was made as Mr. Tomlin will be retiring in 2015 prior to any payout.

The actual number of shares subject to the PRSUs is twice the target level as reflected in the table above to enable the pay out of up to 200% of the target amount if actual net revenue equals or exceeds the established target to achieve the maximum amount of the 2015 PRSU Plan.
2015 Salaries
Approved the 2015 salaries for the Officers, to be effective April 1, 2015, as follows:

Executive Officer	Title	2015 Salary
Balu Balakrishnan	President and Chief Executive Officer	$540,000
Sandeep Nayyar	Chief Financial Officer	$325,000
Radu Barsan	Vice President, Technology	$300,000
John Tomlin	Vice President, Operations	$330,000
Clifford Walker	Vice President, Corporate Development	$320,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ SANDEEP NAYYAR
	Name:	Sandeep Nayyar
	Title:	Chief Financial Officer

Dated:  February 2, 2015